ALLIANCE BALANCED SHARES

ANNUAL REPORT
JULY 31, 1999

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS                                 ALLIANCE BALANCED SHARES
_______________________________________________________________________________

September 28, 1999

Dear Shareholder:

We are pleased to report to you on the performance, investment strategy, and outlook for Alliance Balanced Shares (the "Fund") for the annual reporting period ended July 31, 1999.

INVESTMENT RESULTS
During the six-month period ended July 31, 1999, your Fund's return exceeded that of its unmanaged benchmark, a composite blend of 60% Standard and Poor's 500 (S&P 500) Stock Index, 25% Lehman Brothers (LB) Government/Corporate Bond Index, and 15% Salomon Brothers 1-year Treasury Bond Index. The Fund's outperformance versus its benchmark was largely due to stock selection, as was the Fund's underperformance versus its benchmark for the 12-month period under review. By way of explanation, 1998 and the first quarter of 1999 were characterized by the very strong performance of large capitalization growth stocks, which have forecast rapid earnings growth rates accompanied by high price-to-earnings (P/E) ratios. These stocks drove the performance of the S&P 500 to the detriment of any other category of equities. Our stock selection discipline is a valuation-based process that has led us to avoid these types of securities. Thus, our underweighting of large growth stocks generated our lower relative performance for the first half of our fiscal year.

By April of 1999, however, the overwhelming superiority of large growth stock returns began to erode, and more valuation-sensitive equities (such as those comprising the bulk of your Fund) started to outperform these large growth stocks. This reversal was related to growing perceptions that global economic growth had begun to reaccelerate after dipping to very low levels in 1998. From April through the end of July, value stocks led the market, allowing your Fund to outperform its benchmark for the latter half of the fiscal year.

INVESTMENT RESULTS*
Periods Ended July 31, 1999
                                                   TOTAL RETURNS
                                            6 MONTHS           12 MONTHS
                                            --------           ---------

ALLIANCE BALANCED SHARES
  Class A                                     3.49%              11.44%
  Class B                                     3.13%              10.56%
  Class C                                     3.12%              10.60%

S&P 500 STOCK INDEX                           4.50%              20.20%

LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX                       -3.24%               2.33%

SALOMON BROTHERS 1-YEAR TREASURY
  BOND INDEX                                  2.31%               5.24%

60%/25%/15% COMPOSITE:
  60% S&P 500 Stock Index/
  25% Lehman Brothers Government/
  Corporate Bond Index/
  15% Salomon Brothers 1-year
  Treasury Bond Index                         2.24%              13.49%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF AS OF JULY 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE STANDARD AND POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS A BROAD MEASURE OF THE PERFORMANCE OF INTERMEDIATE (ONE TO 10 YEAR) GOVERNMENT AND CORPORATE FIXED-RATE DEBT ISSUES. THE SALOMON BROTHERS 1-YEAR TREASURY BOND INDEX REPRESENTS PERFORMANCE OF U.S. TREASURY BILLS WITH ONE-YEAR MATURITIES. THE COMPOSITE REPRESENTS A BLENDED INDEX, AS INDICATED. ALL COMPARATIVE INDICES ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


1


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

Your Fund outperformed its peer group, the Lipper Balanced Funds Average, over the six- and 12-month periods under review primarily due to good stock selection.

                               TOTAL RETURNS FOR THE PERIODS ENDED
                                           JULY 31, 1999*
                              6 MONTHS   1 YEAR   5 YEARS   10 YEARS
                              --------   ------   -------   --------
ALLIANCE BALANCED SHARES
  Class A Shares               3.49%      11.44%    15.86%    10.40%

LIPPER BALANCED FUNDS
  AVERAGE                      2.00%       9.57%    15.19%    11.60%


* THE SIX-MONTH RETURN IS A NON-ANNUALIZED TOTAL RETURN WHILE THE FIVE- AND 10-YEAR RETURNS ARE AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 1999. THE LIPPER BALANCED FUNDS AVERAGE (LIPPER AVERAGE) REPRESENTS FUNDS WITH GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. THE LIPPER AVERAGE RETURNS ARE BASED ON TOTAL RETURNS AT NET ASSET VALUE, WITHOUT THE IMPOSITION OF SALES CHARGES, WHICH WOULD REDUCE TOTAL RETURN FIGURES. THE TOTAL NUMBER OF FUNDS IN THE LIPPER AVERAGE FOR EACH TIME FRAME LISTED ABOVE IS: SIX MONTHS, 452 FUNDS; ONE YEAR, 426 FUNDS; FIVE YEARS, 188 FUNDS; AND 10 YEARS, 60 FUNDS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET OVERVIEW
During the second quarter of 1999, the U.S. gross domestic product (GDP) growth rate slowed to only 2.3%. This is in comparison to the exceptional 6% GDP growth rate the U.S. economy experienced during the fourth quarter of 1998. Additionally, the United States' weakness in foreign trade continued to increase, with an additional widening of the real trade deficit by approximately $20 billion. Despite these signs, we still believe that U.S. GDP growth will exceed 3% in the second half of 1999, sustaining our target rate of 3.5% without any adverse inflationary results.

The Federal Reserves' two recent interest rate hikes have had a much more immediate impact on the U.S. economy. The return to a neutral bias, as well as Federal Reserve chairman Alan Greenspan's testimony to congress, has led many to believe that the Federal Reserve may potentially adopt a tightening bias. Our view, however, is that the recent increase in rates is only a reaction to last fall's easing.

INVESTMENT STRATEGY
Recognizing the high levels of equity valuations, we are currently slightly underweighted in equities versus our benchmark of 60%. In the equities area, we will maintain our focus on securities that have the most attractive valuations, while also maintaining a well-diversified portfolio with a high degree of sector and industry diversification.

OUTLOOK
Central banks around the world commenced an easing cycle in September 1998 in response to global financial turmoil. The increase in liquidity has allowed economies in the Far East and Europe to begin recovery from a very sluggish 1998. The United States may slow somewhat due to the influence of recent Federal Reserve tightening, but we believe domestic economic growth will remain quite adequate.

This incipient global upturn helps value stocks in two ways. First, value stocks tend to be economically sensitive, and their financial results therefore often improve in this type of climate. Second, growth stock valuations are strongly affected by interest rates, such that during periods of tightening in the bond market, growth stock P/E ratios tend to contract. If global growth continues to accelerate, we would expect the value stocks that we hold to benefit.

Thank you for your continued interest in Alliance Balanced Shares. We look forward to reporting to you on your Fund's investment results and portfolio strategy in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Paul Rissman
Senior Vice President


2


INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE BALANCED SHARES
_______________________________________________________________________________

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      11.44%          6.70%
Five Years                    15.86%         14.86%
10 Years                      10.40%          9.93%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      10.56%          6.67%
Five Years                    14.95%         14.95%
Since Inception* (a)          11.56%         11.56%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      10.60%          9.62%
Five Years                    14.97%         14.97%
Since Inception*              12.16%         12.16%

SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (JUNE 30,
1999)

                             CLASS A        CLASS B        CLASS C
                             -------        -------        -------
1 Year                         8.44%          8.37%         11.44%
5 Years                       15.86%         15.95%         15.97%
10 Years                      10.55%         11.97%*        12.76%*



The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 2/4/91, Class B; 5/3/93, Class C.

(a)  Assumes conversion of Class B shares into Class A shares after 8 years.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ALLIANCE BALANCED SHARES
GROWTH OF A $10,000 INVESTMENT 7/31/89 TO 7/31/99

$39,000
$29,000
$19,000
$10,000
$9,000

7/31/89   7/31/90   7/31/91   7/31/92   7/31/93   7/31/94   7/31/95   7/31/96
7/31/97   7/31/98   7/31/99

Composite: 60% S&P 500, 25% Lb Gov't/Corp. Bond Index, 15% Salomon Brothers 1-Year Treasury Index: $37,791

Lipper Balanced Funds Average: $30,271

Balanced Shares Class A:  $25,762

This chart illustrates the total value of an assumed $10,000 investment in Alliance Balanced Shares Class A shares (from 7/31/89 to 7/31/99) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Fund's composite benchmark is comprised of 60% S&P 500 Stock Index, 25% Lehman Brothers Government/Corporate Bond Index and 15% Salomon Brothers 1-Year Treasury Index.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Lehman Brothers Government/Corporate Bond Index represents a combination of the Government Bond Index and the Corporate Bond Index.

The Salomon Brothers 1-Year Treasury Index represents performance of Treasury bills with 1-year maturities. Of course, Treasury bills are guaranteed as to principal and interest if held to maturity whereas the net asset value of the Fund will fluctuate.

The Lipper Balanced Funds Average reflects performance of 60 funds (based on the number of funds in the average from 7/31/89 to 7/31/99). These funds have generally similar investment objectives to Alliance Balanced Shares, although the investment policies of some funds included in the average may differ.

When comparing Alliance Balanced Shares to the composite and average shown above, you should note that no charges or expenses are reflected in the performance of the composite. Lipper results include fees and expenses.

Alliance Balanced Shares

Lipper Balanced Funds Average

Composite: 60% Standard & Poor's 500 Stock Index, 25% Lehman Brothers Government/Corporate Bond Index, 15% Salomon Brothers 1-Year Treasury Index


4


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ALLIANCE BALANCED SHARES . . .
SEEKING TO PROVIDE CURRENT INCOME FOR TODAY AND GROWTH OF CAPITAL FOR THE FUTURE

Alliance Balanced Shares seeks high total return through a combination of current income and capital appreciation.

The Fund strives to achieve higher returns and lower volatility than a benchmark portfolio comprised of 60% stocks, 25% government and corporate bonds and 15% Treasury bills.

We do not focus on short-term performance, nor do we strive to outperform other balanced funds, many of which are more aggressively structured.

As the charts illustrate, Alliance Balanced Shares' asset allocation shifts with changing market conditions. The changes, however, should be neither dramatic nor frequent, and should not involve significant risk relative to the benchmark noted above.

Stocks will generally comprise about 60% of the portfolio under normal market conditions. At times, however, stocks may make up to 75% of the portfolio. At least 25% of the portfolio will normally be comprised of fixed-income securities.

Within the equity portion of the portfolio, we seek to outperform the stock market without taking undue risk. Stock selection emphasizes investments with attractive expected return--but always within the context of a diversified portfolio. Further, a preponderance of the portfolio will generally be invested in high-quality, financially strong, dividend-paying companies.

The balance of the portfolio is comprised of U.S. Government and government agency securities mixed with high-quality asset-backed and corporate bonds. Our primary objectives in the fixed-income portfolio are to generate a high, steady income stream and to provide stability for the net asset value. The Fund may also invest up to 15% in foreign equity and fixed-income securities.

We believe that this investment policy will serve the Fund's investors very well over time.

SIX-MONTH SNAPSHOTS: THE COMPOSITION OF YOUR FUND'S PORTFOLIO*

7/31/98

U.S. GOVERNMENT & MORTGAGES: 23.8%

CORPORATE BONDS: 9.6%

SHORT-TERM INVESTMENTS: 13.0%

STOCKS: 53.6%

1/31/99

U.S. GOVERNMENT & AGENCY OBLIGATIONS: 24.4%

CORPORATE BONDS: 12.1%

SHORT-TERM INVESTMENTS: 8.7%

STOCKS: 54.8%

7/31/99

U.S. GOVERNMENT & AGENCY OBLIGATIONS: 21.9%

CORPORATE BONDS: 11.4%

SHORT-TERM INVESTMENTS: 13.1%

STOCKS: 53.6%


*    Expressed as a percentage of total investments.


5


TEN LARGEST HOLDINGS
JULY 31, 1999                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________
                                                                   PERCENT OF
COMPANY                                     VALUE                  NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                     $ 64,529,656                  16.4%
U.S. Treasury Bonds                       22,523,952                   5.7
BankAmerica Corp.                         10,236,684                   2.6
Bank One Corp.                             7,777,720                   2.0
USX-Marathon Group.                        7,478,325                   1.9
Tyco International, Ltd.                   7,463,325                   1.9
Household International, Inc.              7,071,806                   1.8
Bristol-Myers Squibb Co.                   6,596,800                   1.7
Noble Drilling Corp.                       6,504,506                   1.7
Citigroup, Inc.                            6,255,550                   1.6
                                        $146,438,324                  37.3%

MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JULY 31, 1999
                                                    SHARES OR PRINCIPAL
-------------------------------------------------------------------------------
PURCHASES                                     BOUGHT          HOLDINGS 7/31/99
-------------------------------------------------------------------------------
BankAmerica Corp.                             69,999               154,225
Philip Morris Cos., Inc.                      95,000               159,500
Saks, Inc.                                   153,000               176,600
Schering-Plough Corp.                        109,000                93,000
U.S. Treasury Bond, 5.25%, 2/15/29        $ 6,600000           $ 5,110,000
U.S. Treasury Bond, 6.125%, 11/15/27      $5,315,000           $ 6,765,000
U.S. Treasury Bond, 8.125%, 8/15/19       $4,900,000           $ 4,900,000
U.S. Treasury Note, 6.50%, 8/31/01        $8,250,000           $18,700,000
U.S. Treasury Note, 6.875%, 5/15/06       $7,100,000           $ 7,325,000
U.S. Treasury Note, 7.25%, 5/15/04        $ 3,700000           $ 3,700,000

SALES                                           SOLD          HOLDINGS 7/31/99
-------------------------------------------------------------------------------
Apache Corp.                                  79,500                    -0-
BJ Svcs. Co.                                 105,000                    -0-
Campbell Soup Co.                             49,900                    -0-
Comcast Cable Communications, 6.20%,
   11/15/08                              $ 2,500,000                    -0-
Dayton Hudson Corp.                           53,600                22,900
Harley-Davidson, Inc.                         57,100                    -0-
U.S. Treasury Bond, 5.25%, 11/15/28      $ 6,125,000            $2,365,000
U.S. Treasury Bond, 5.50%, 8/15/28       $ 4,385,000            $       -0-
U.S. Treasury Note, 5.25%, 8/15/03       $2,050,,000                    -0-
U.S. Treasury Note, 5.75%, 8/15/03       $ 9,020,000                    -0-


6


PORTFOLIO OF INVESTMENTS
JULY 31, 1999                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-54.3%
FINANCE-12.2%
BANKING - MONEY CENTER-1.1%
Chase Manhattan Corp.                            56,400      $ 4,335,750

BANKING - REGIONAL-4.9%
Bank One Corp.                                  125,100        6,825,769
BankAmerica Corp.                               154,225       10,236,684
Wells Fargo & Co.                                53,000        2,067,000
                                                             ------------
                                                              19,129,453

INSURANCE-2.2%
Citigroup, Inc.                                 140,377        6,255,550
PMI Group, Inc.                                  16,000        1,023,000
Travelers Property Casualty Corp. Cl.A           34,800        1,374,600
                                                             ------------
                                                               8,653,150

MISCELLANEOUS-4.0%
Associates First Capital Corp. Cl.A              34,800        1,333,275
Household International, Inc.                   164,700        7,071,806
MBNA Corp.                                      197,187        5,619,829
Newcourt Credit Group, Inc. (Canada)             29,000          447,688
The CIT Group, Inc. Cl.A                         41,600        1,112,800
                                                             ------------
                                                              15,585,398
                                                             ------------
                                                              47,703,751

TECHNOLOGY-8.3%
COMMUNICATIONS EQUIPMENT-1.4%
Firstcom Corp.
  warrants, expiring 10/27/07, (a)(b)            14,000           73,500
Lucent Technologies, Inc.                        31,680        2,061,180
Nokia Corp. (ADR) (Finland)                      38,000        3,232,375
Optel, Inc.
  warrants, expiring 12/30/04, (a)(b)             1,000               10
Viatel, Inc.
  warrants, expiring 4/30/09, (a)                 4,090          151,330
                                                             ------------
                                                               5,518,395

COMPUTER HARDWARE-0.2%
Compaq Computer Corp.                            40,300          967,200

COMPUTER PERIPHERALS-0.3%
Seagate Technology, Inc. (a)                     39,000        1,048,125

COMPUTER SERVICES-3.1%
Computer Sciences Corp.                          62,700        4,036,312
Electronic Data Systems Corp.                    42,000        2,533,125
First Data Corp.                                112,100        5,555,956
                                                             ------------
                                                              12,125,393

COMPUTER SOFTWARE-0.5%
Oracle Corp. (a)                                 49,950        1,902,783

SEMI-CONDUCTOR COMPONENTS-1.1%
Altera Corp. (a)                                 55,000        1,992,031
Atmel Corp. (a)                                  82,800        2,465,888
                                                             ------------
                                                               4,457,919

MISCELLANEOUS-1.7%
Sanmina Corp. (a)                                49,600        3,237,950
Solectron Corp. (a)                              53,600        3,453,850
                                                             ------------
                                                               6,691,800
                                                             ------------
                                                              32,711,615

CONSUMER STAPLES-6.2%
BEVERAGES-0.8%
Coca-Cola Enterprises, Inc.                      74,400        2,171,550
Pepsi Bottling Group, Inc.                       42,000          992,250
                                                             ------------
                                                               3,163,800


7


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COSMETICS-0.3%
Avon Products, Inc.                              21,800       $  991,900

FOOD-2.1%
General Mills, Inc.                              13,200        1,093,125
Heinz (H.J.) Co.                                 21,400        1,008,475
Nabisco Group Holding Corp.                      97,000        1,818,750
Tyson Foods, Inc. Cl.A                          229,900        4,296,256
                                                             ------------
                                                               8,216,606

HOUSEHOLD PRODUCTS-0.4%
Viad Corp.                                       48,000        1,587,000

RETAIL - FOOD & DRUG-0.9%
Kroger Co. (a)                                  133,000        3,499,563

TOBACCO-1.7%
Philip Morris Cos., Inc.                        159,500        5,941,375
RJR Tobacco Holdings Corp. (a)                   32,333          885,116
                                                             ------------
                                                               6,826,491
                                                             ------------
                                                              24,285,360

CONSUMER SERVICES-6.0%
AIRLINES-0.7%
Continental Airlines, Inc.
Cl.B, (a)                                        67,500        2,868,750

BROADCASTING & CABLE-0.8%
A.H. Belo Corp. Series A                         73,100        1,475,706
CSC Holdings, Inc. Pfd.                             360           39,150
Scripps E.W. Co. Cl.A                             9,000          468,000
Vodafone AirTouch Plc (ADR)
  (United Kingdom)                                5,300        1,115,650
                                                             ------------
                                                               3,098,506

ENTERTAINMENT & LEISURE-0.9%
Royal Caribbean Cruises, Ltd.                    43,600        2,049,200
Time Warner, Inc.                                23,000        1,656,000
                                                             ------------
                                                               3,705,200

PRINTING & PUBLISHING-0.9%
American Banknote Corp.
  warrants, expiring 12/01/02, (a)(b)             1,000            1,000
Donnelley (R.R.) & Sons Co.                       5,500          192,500
Gannett Co., Inc.                                47,200        3,410,200
                                                             ------------
                                                               3,603,700

RETAIL - GENERAL MERCHANDISE-2.2%
Dayton Hudson Corp.                              22,900        1,481,344
Saks, Inc. (a)                                  176,600        4,061,800
Tommy Hilfiger Corp. (a)                         79,400        2,932,838
                                                             ------------
                                                               8,475,982

MISCELLANEOUS-0.5%
Newell Rubbermaid, Inc.                          43,000        1,859,750
                                                             ------------
                                                              23,611,888

ENERGY-5.6%
DOMESTIC INTEGRATED-2.6%
Kerr-McGee Corp.                                 53,900        2,775,850
USX-Marathon Group                              246,200        7,478,325
                                                             ------------
                                                              10,254,175

DOMESTIC PRODUCERS-0.3%
Murphy Oil Corp.                                 15,000          742,500
Union Pacific Resources Group, Inc.              20,000          356,250
                                                             ------------
                                                               1,098,750

INTERNATIONAL-0.6%
Total Fina, SA (ADR) (France)                    37,000        2,354,125


8


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
OIL SERVICE-1.9%
Noble Drilling Corp. (a)                        286,700     $  6,504,506
Transocean Offshore, Inc.                        24,800          761,050
                                                             ------------
                                                               7,265,556

MISCELLANEOUS-0.2%
AES Corp. (a)                                    15,700          942,000
                                                             ------------
                                                              21,914,606

HEALTH CARE-5.3%
BIOTECHNOLOGY-0.0%
Genzyme Corp. (a)                                 1,861            9,857

DRUGS-2.9%
Bristol-Myers Squibb Co.                         99,200        6,596,800
Schering-Plough Corp.                            93,000        4,557,000
                                                             ------------
                                                              11,153,800

MEDICAL SERVICES-2.4%
Columbia HCA/Healthcare Corp.                    96,800        2,153,800
Lifepoint Hospitals, Inc. (a)                     5,094           50,622
Pacificare Health Systems (a)                    25,300        1,724,353
Tenet Healthcare Corp. (a)                      305,000        5,470,937
Triad Hospitals, Inc. (a)                         5,094           54,124
                                                             ------------
                                                               9,453,836
                                                             ------------
                                                              20,617,493

UTILITIES-3.8%
ELECTRIC & GAS UTILITY-2.3%
CMS Energy Corp.                                 47,300        1,767,838
Consolidated Edison, Inc.                        52,200        2,270,700
FPL Group, Inc.                                  23,900        1,289,106
GPU, Inc.                                        47,000        1,803,625
Pinnacle West Capital Corp.                      50,000        1,996,875
                                                             ------------
                                                               9,128,144

TELEPHONE UTILITY-1.5%
AT&T Corp.                                       59,845        3,108,199
MCI WorldCom, Inc. (a)                           33,950        2,801,936
                                                             ------------
                                                               5,910,135

MISCELLANEOUS-0.0%
Long Distance International, Inc.
  warrants, expiring 4/13/08, (a)                 1,000            2,500
                                                             ------------
                                                              15,040,779

MULTI-INDUSTRY COMPANIES-3.0%
Honeywell, Inc.                                  27,600        3,306,825
Tyco International, Ltd.                         76,400        7,463,325
U.S. Industries, Inc.                            72,300        1,183,913
                                                             ------------
                                                              11,954,063

CAPITAL GOODS-2.2%
POLLUTION CONTROL-0.6%
Republic Services Inc.
  Class A, (a)                                  120,000        2,422,500

MISCELLANEOUS-1.6%
Allied-Signal, Inc.                              34,000        2,199,375
United Technologies Corp.                        60,600        4,041,263
                                                             ------------
                                                               6,240,638
                                                             ------------
                                                               8,663,138

BASIC INDUSTRIES-1.4%
CHEMICALS-1.4%
Dow Chemical Co.                                 11,000        1,364,000
Eastman Chemical Co.                             22,400        1,157,800
Lyondell Chemical Co.                            52,000          949,000
Praxair, Inc.                                    32,200        1,485,225
Solutia, Inc.                                    31,500          673,313
                                                             ------------
                                                               5,629,338

CONSUMER MANUFACTURING-0.3%
BUILDING & RELATED-0.3%
Masco Corp.                                      38,000        1,130,500
Total Common Stocks & Other Investments
  (cost $176,234,935)                                        213,262,531


9


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)           VALUE
-------------------------------------------------------------------------
DEBT OBLIGATIONS-33.7%
U.S. GOVERNMENT & AGENCY OBLIGATIONS-22.2%
U.S. Treasury Bonds
  5.25%, 11/15/28                              $  2,365     $  2,063,463
  5.25%, 2/15/29                                  5,110        4,512,743
  6.125%, 11/15/27                                6,765        6,627,603
  6.25%, 8/15/23                                  3,500        3,467,730
  8.125%, 8/15/19                                 4,900        5,852,413
U.S. Treasury Notes
  5.50%, 5/15/09                                    400          388,000
  5.625%, 2/28/01                                 1,250        1,251,562
  5.625%, 5/15/08                                 1,200        1,165,872
  6.25%, 4/30/01                                 17,000       17,183,260
  6.50%, 8/31/01                                 18,700       18,998,078
  6.50%, 5/31/02                                 12,060       12,289,864
  6.625%, 5/15/07                                    25           25,824
  6.875%, 5/15/06                                 7,325        7,651,182
  7.00%, 7/15/06                                    575          604,291
  7.25%, 5/15/04                                  3,700        3,902,353
  7.50%, 2/15/05                                  1,000        1,069,370
                                                             ------------
                                                              87,053,608

CORPORATE DEBT OBLIGATIONS-9.7%
AEROSPACE & DEFENSE-0.3%
Raytheon Co.
  5.70%, 11/01/03                                 1,000          962,715

AIR TRANSPORTATION-0.2%
Northwest Airlines, Inc.
  8.52%, 4/07/04                                    850          816,904

AUTOMOTIVE-0.5%
Borg-Warner Automotive, Inc.
  6.50%, 2/15/09                                    750          700,306
Federal Mogul Corp.
  7.75%, 7/01/06                                  1,500        1,429,302
                                                            ------------
                                                               2,129,608

BANKING-1.1%
Bank One Corp.
  5.625%, 2/17/04                                 1,000          951,951
Bank United Corp.
  8.875%, 5/01/07                                 1,350        1,343,536
Chase Manhattan Corp.
  6.00%, 2/15/09                                  1,850        1,688,501
Citicorp
  6.375%, 11/15/08                                  500          470,870
                                                             ------------
                                                               4,454,858

BROADCASTING/MEDIA-0.3%
Westinghouse Electric Corp.
  8.625%, 8/01/12                                 1,000        1,056,371

CABLE-0.2%
Cox Communication, Inc.
  6.85%, 1/15/18                                    750          684,706

CHEMICALS-0.6%
ICI North America, Inc.
  8.875%, 11/15/06                                  850          913,587
Lyondell Chemical Co.
  9.875%, 5/01/07 (b)                             1,350        1,370,250
                                                             ------------
                                                               2,283,837

COMMUNICATIONS-0.5%
Long Distance International, Inc.
  12.25%, 4/15/08                                 1,000          553,750
News America Holdings, Inc.
  9.50%, 7/15/24                                  1,250        1,413,697
                                                             ------------
                                                               1,967,447

ELECTRIC & GAS UTILITY-1.4%
Arizona Public Service Co.
  5.875%, 2/15/04                                 1,250        1,203,936
CalEnergy Co., Inc.
  8.48%, 9/15/28                                    500          522,681
Connecticut Light & Power Co.
  6.125%, 2/01/04                                 1,700        1,634,635


10


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________


                                                PRINCIPAL
                                                  AMOUNT
COMPANY                                            (000)           VALUE
-------------------------------------------------------------------------
Niagara Mohawk Power Co.
  7.75%, 10/01/08                               $ 1,000      $ 1,015,468
Public Service Co.
  7.10%, 8/01/05                                  1,000          970,570
                                                             ------------
                                                               5,347,290

ENERGY-0.2%
Conoco, Inc.
  5.90%, 4/15/04                                    850          821,233

FINANCIAL-0.6%
China Development Bank
  8.25%, 5/15/09                                    400          390,000
Household Finance Corp.
  6.50%, 11/15/08                                 1,000          941,540
Merrill Lynch & Co., Inc.
  6.00%, 2/17/09                                  1,000          912,014
                                                             ------------
                                                               2,243,554

INDUSTRIAL-0.4%
Delphi Automotive Systems Corp.
  7.125%, 5/01/29                                   900          815,693
Rohm and Haas Co.
  7.40%, 7/15/09                                    850          861,168
                                                             ------------
                                                               1,676,861

INSURANCE-1.0%
Arkwright CSN Trust
  9.625%, 8/15/26 (b)                             1,000        1,047,434
Frank Russell & Co.
  5.625%, 1/15/09 (b)                             1,000          903,807
Prudential Insurance Co.
  8.30%, 7/01/25 (b)                              2,000        2,141,144
                                                             ------------
                                                               4,092,385

NON-AIR
TRANSPORTATION-0.5%
ERAC USA Finance Co.
  6.625%, 5/15/06 (b)                               900          899,100
Union Pacific Corp.
  6.625%, 2/01/08                                 1,100        1,050,138
                                                             ------------
                                                               1,949,238

PAPER / PACKAGING-0.1%
Kappa Beheer BV
  10.625%, 7/15/09 (b)                              400          422,306

PETROLEUM PRODUCTS-0.6%
Apache Finance PTY, Ltd.
  6.50%, 12/15/07                                 1,250        1,188,466
Temple-Inland, Inc.
  6.75%, 3/01/09                                  1,250        1,182,318
                                                             ------------
                                                               2,370,784

PUBLISHING-0.3%
Knight Ridder, Inc.
6.875%, 3/15/29                                   1,250        1,116,444

RETAIL-0.2%
Kohls Corp.
  7.25%, 6/01/29 (b)                                850          810,982

TELEPHONE UTILITY-0.7%
MCI Worldcom, Inc.
  6.95%, 8/15/28                                  1,350        1,260,880
Qwest Communications
International, Inc.
  7.25%, 11/01/08 (b)                             1,465        1,466,831
                                                             ------------
                                                               2,727,711
                                                             ------------
                                                              37,935,234

YANKEE BONDS-1.8%
Abbey National Plc
  6.70%, 6/29/49                                  1,440        1,317,433
Corporacion Andina De Fomento
  7.75%, 3/01/04                                    400          387,319
Deutsche Capital Bank
  7.872%, 12/29/49 (b)                              900          838,440
Empresa Electrica Del Norte, SA
  7.75%, 3/15/06 (b)                              1,685          897,262


11


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________


                                                 PRINCIPAL
                                                  AMOUNT
COMPANY                                            (000)           VALUE
-------------------------------------------------------------------------
Fuji LLC Pfd.
  9.87%, 12/31/49 (b)(c)                         $  500     $    443,546
Laidlaw, Inc.
  7.65%, 5/15/06                                  1,350        1,302,838
Metronet Communications Corp.
  1.00%, 6/15/08                                    850          650,250
Province of Quebec
  7.00%, 1/30/07                                  1,000          996,020
TPSA Finance BV
  7.75%, 12/10/08 (b)                               500          482,985
                                                             ------------
                                                               7,316,093

Total Debt Obligations
(cost $139,109,569)                                          132,304,935

SHORT-TERM INVESTMENT-13.3%
TIME DEPOSIT-13.3%
State Street Cayman Islands
  4.75%, 8/02/99
(amortized cost $52,167,000)                     52,167       52,167,000

TOTAL INVESTMENTS-101.3%
  (cost $367,511,504)                                        397,734,466

Other assets less liabilities-(1.3%)                          (5,253,637)

NET ASSETS-100%                                             $392,480,829


(a)  Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At July 31, 1999, the aggregate market value of these securities amounted to $11,798,597 representing 3.0% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at July 31, 1999.

     Glossary:

     ADR - American Depositary Receipt.

     See notes to financial statements.


12


STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $367,511,504)                                           $397,734,466
  Cash                                                                     654
  Dividends and interest receivable                                  2,826,780
  Receivable for capital stock sold                                  1,478,110
  Receivable for investment securities sold                            996,820
  Total assets                                                     403,036,830

LIABILITIES
  Payable for investment securities purchased                        9,196,745
  Payable for capital stock redeemed                                   531,151
  Distribution fee payable                                             211,132
  Advisory fee payable                                                 190,499
  Unclaimed dividends                                                   90,989
  Unrealized depreciation of forward exchange
     currency contract                                                   7,876
  Accrued expenses                                                     327,609
  Total liabilities                                                 10,556,001

NET ASSETS                                                        $392,480,829

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    255,433
  Additional paid-in capital                                       344,861,767
  Undistributed net investment income                                  298,965
  Accumulated net realized gain on investments and
    foreign currency transactions                                   16,856,146
  Net unrealized appreciation of investments and
    foreign currency denominated assets and liabilities             30,208,518
                                                                  $392,480,829

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($189,952,921 / 12,155,693 shares of capital stock
     issued and outstanding)                                            $15.63
  Sales charge--4.25% of public offering price                             .69
  Maximum offering price                                                $16.32

  CLASS B SHARES
  Net asset value and offering price per share
    ($136,384,129 / 9,026,990 shares of capital stock
    issued and outstanding)                                             $15.11

  CLASS C SHARES
  Net asset value and offering price per share
    ($63,516,803 / 4,192,645 shares of capital stock
    issued and outstanding)                                             $15.15

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($2,626,976 / 168,003 shares of capital stock
    issued and outstanding)                                             $15.64


See notes to financial statements.


13

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1999                               ALLIANCE BALANCED SHARES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                        $8,083,122
  Dividends (net of foreign taxes
    withheld of $10,528)                           2,113,566
                                                                   $10,196,688
EXPENSES
  Advisory fee                                     1,699,074
  Distribution fee - Class A                         387,575
  Distribution fee - Class B                         888,051
  Distribution fee - Class C                         449,485
  Transfer agency                                    510,344
  Administrative                                     163,500
  Custodian                                          141,119
  Printing                                            79,161
  Audit and legal                                     77,139
  Registration                                        75,359
  Directors' fees                                     22,000
  Miscellaneous                                       33,475
  Total expenses                                   4,526,282
  Less: expense offset arrangement
    (see Note B)                                     (35,750)
  Net expenses                                                       4,490,532
  Net investment income                                              5,706,156

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment
    transactions                                                    19,692,107
  Net realized loss on foreign currency
    transactions                                                      (118,118)
  Net change in unrealized appreciation of:
    Investments                                                      5,062,714
    Foreign currency denominated assets
      and liabilities                                                  (48,145)
  Net gain on investments and foreign
    currency transactions                                           24,588,558

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $30,294,714


See notes to financial statements.


14


STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                  YEAR ENDED         YEAR ENDED
                                                   JULY 31,           JULY 31,
                                                     1999               1998
                                                 -----------         ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
  Net investment income                           $5,706,156         $3,053,339
  Net realized gain on investments
    and foreign currency transactions             19,573,989         29,332,189
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                                5,014,569        (10,793,637)
  Net increase in net assets from
    operations                                    30,294,714         21,591,891

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net investment income
    Class A                                       (3,352,299)        (2,363,867)
    Class B                                       (1,515,215)          (490,313)
    Class C                                         (803,428)          (113,289)
    Advisor Class                                    (55,237)           (39,763)
  Net realized gain on investments
    Class A                                      (12,911,989)       (14,565,359)
    Class B                                       (6,058,584)        (3,474,566)
    Class C                                       (1,928,529)          (778,193)
    Advisor Class                                   (212,403)          (200,006)

CAPITAL STOCK TRANSACTIONS
  Net increase                                   204,737,959         37,952,547
    Total increase                               208,194,989         37,519,082

NET ASSETS
  Beginning of year                              184,285,840        146,766,758
    End of year (including undistributed
    net investment income of $298,965
    and $492,883, respectively)                 $392,480,829       $184,285,840



See notes to financial statements.


15


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Balanced Shares (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. Fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, and foreign exchange currency contracts and currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of foreign currency denominated dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


16


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net foreign currency losses and merger adjustments, resulted in a net decrease in undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions and a corresponding increase in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $163,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $360,260 for the year ended July 31, 1999.

For the year ended July 31, 1999, the Fund's expenses were reduced by $35,750 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $116,358 from the sales of Class A shares and $104, $146,053 and $14,920 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 1999.

Brokerage commissions paid on investment transactions for the year ended July 31, 1999, amounted to $327,916, of which $1,500 was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser and $4,902 was paid to DLJ directly.

Accrued expenses includes $24,074 owed to a Director and a former Director under the Director's deferred compensation plan.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,987,374 and $796,521, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $210,529,416 and $162,704,650, respectively, for the year ended July 31, 1999. There were purchases of $121,060,221 and sales of $107,515,049 of U.S. government and government agency obligations for the year ended July 31, 1999.

At July 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $46,491,749 and gross unrealized depreciation of investments was $16,268,787 resulting in net unrealized appreciation of $30,222,962 excluding foreign currency transactions.

Capital and foreign currency losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October foreign currency losses of $174,635 for the fiscal year ended July 31, 1999.

In connection with the acquisition of Alliance Income Builder Fund (see Note
F), the Fund acquired a capital loss carryforward of $233,465. The Fund utilized $52,106 of that capital loss carryforward during the year ended July 31, 1999. At July 31, 1999 the Fund had a remaining capital loss carryforward of $181,359 expiring July 31, 2006 which may be used to offset future gains subject to certain limitations.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.


18


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

At July 31, 1999, the Fund had an outstanding forward exchange currency contract, to sell foreign currency against the U.S. dollar, as follows:

                              US $
                            CONTRACT       VALUE ON       US $
                             AMOUNT      ORIGINATION    CURRENT     UNREALIZED
                             (000)          DATE         VALUE     DEPRECIATION
                           --------      -----------    -------    ------------
FORWARD EXCHANGE CURRENCY
SALE CONTRACT
Euro,
  settling 8/20/99             400        $420,680       $428,556      $7,876

2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the year ended July 31, 1999, the Fund did not engage in any option transactions.


19


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            2,825,403       783,081     $43,311,421     $12,635,293
Shares issued in
  connection with
  acquisition of
  Alliance Income
  Builder Fund           200,888            -0-      2,918,932              -0-
Shares issued in
  connection with
  acquisition of
  Alliance Strategic
  Balanced Fund        1,915,535            -0-     29,102,502              -0-
Shares issued in
  reinvestment of
  dividends and
  distributions          894,028       944,535      13,148,824      13,941,229
Shares converted
  from Class B           198,695        50,090       3,063,821         801,099
Shares redeemed       (1,618,986)   (1,181,568)    (24,811,731)    (18,857,650)
Net increase           4,415,563       596,138     $66,733,769     $ 8,519,971

CLASS B
Shares sold            4,838,812     1,722,326     $71,823,741     $26,664,861
Shares issued in
  connection with
  acquisition of
  Alliance Income
  Builder Fund           654,701            -0-      9,211,701              -0-
Shares issued in
  connection with
  acquisition of
  Alliance Strategic
  Balanced Fund        1,560,740            -0-     22,957,076              -0-
Shares issued in
  reinvestment of
  dividends and
  distributions          434,625       257,589       6,202,323       3,707,795
Shares converted
  to Class A            (205,216)      (51,381)     (3,063,821)       (801,099)
Shares redeemed       (1,327,350)     (385,826)    (19,586,581)     (5,962,038)
Net increase           5,956,312     1,542,708     $87,544,439     $23,609,519

CLASS C
Shares sold            1,253,402       444,670     $18,314,705     $ 6,856,999
Shares issued in
  connection with
  acquisition of
  Alliance Income
  Builder Fund         2,591,244            -0-     36,542,673              -0-
Shares issued in
  connection with
  acquisition of
  Alliance Strategic
  Balanced Fund          322,665            -0-      4,758,655              -0-
Shares issued in
  reinvestment of
  dividends and
  distributions          146,312        55,815       2,101,413         805,036
Shares redeemed         (818,076)     (150,879)    (11,825,765)     (2,339,536)
Net increase           3,495,547       349,606     $49,891,681     $ 5,322,499


20


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
ADVISOR CLASS
Shares sold               42,519        28,502     $   650,647     $   441,571
Shares issued in
  connection with
  acquisition of
  Alliance Income
  Builder Fund             5,223            -0-         75,890              -0-
Shares issued in
  reinvestment of
  dividends and
  distributions           18,020        16,203         264,964         239,736
Shares redeemed          (27,910)      (11,315)       (423,431)       (180,749)
Net increase              37,852        33,390     $   568,070     $   500,558


NOTE F: ACQUISITION OF ALLIANCE INCOME BUILDER FUND
On November 13, 1998 the Fund acquired all of the net assets of Alliance Income Builder Fund pursuant to a plan of reorganization approved by Alliance Income Builder Fund shareholders on November 2, 1998. The acquisition was accomplished by a tax-free exchange of 3,452,056 shares of the Fund for 4,944,621 shares of Alliance Income Builder Fund on November 13, 1998. The aggregate net assets of the Fund and Alliance Income Builder Fund immediately before the acquisition were $191,606,941 and $48,749,196, respectively (including unrealized appreciation in Alliance Income Builder Fund of $1,438,262). Immediately after the acquisition the combined net assets of the Fund amounted to $240,356,137.


NOTE G: ACQUISITION OF ALLIANCE STRATEGIC BALANCED FUND
On February 1, 1999 the Fund acquired all of the net assets of Alliance Strategic Balanced Fund pursuant to a plan of reorganization approved by Alliance Strategic Balanced Fund shareholders on December 18, 1998. The acquisition was accomplished by a tax-free exchange of 3,798,940 shares of the Fund for 3,232,951 shares of Alliance Strategic Balanced Fund on February 1, 1999. The aggregate net assets of the Fund and Alliance Strategic Balanced Fund immediately before the acquisition were $281,968,797 and $56,818,233, respectively (including unrealized appreciation in Alliance Strategic Balanced Fund of $8,492,533). Immediately after the acquisition the combined net assets of the Fund amounted to $338,787,033.


NOTE H: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 1999.


21


FINANCIAL HIGHLIGHTS                                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS A
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $15.97       $16.17       $14.01       $15.08       $13.38

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .36(a)       .33(a)       .31(a)       .37          .46
Net realized and unrealized gain on
  investment transactions                       1.29         1.86         3.97          .45         1.62
Net increase in net asset value from
  operations                                    1.65         2.19         4.28          .82         2.08

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.34)        (.32)        (.32)        (.41)        (.36)
Distributions from net realized gains          (1.65)       (2.07)       (1.80)       (1.48)        (.02)
Total dividends and distributions              (1.99)       (2.39)       (2.12)       (1.89)        (.38)
Net asset value, end of year                  $15.63       $15.97       $16.17       $14.01       $15.08

TOTAL RETURN
Total investment return based on net
  asset value (b)                              11.44%       14.99%       33.46%        5.23%       15.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $189,953     $123,623     $115,500     $102,567     $122,033
Ratio of expenses to average net assets         1.22%(c)     1.30%(c)     1.47%(c)     1.38%        1.32%
Ratio of net investment income to
  average net assets                            2.31%        2.07%        2.11%        2.41%        3.12%
Portfolio turnover rate                          105%         145%         207%         227%         179%


See footnote summary on page 25.


22

                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS B
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $15.54       $15.83       $13.79       $14.88       $13.23

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .23(a)       .21(a)       .19(a)       .28          .30
Net realized and unrealized gain on
  investment transactions                       1.25         1.81         3.89          .42         1.65
Net increase in net asset value from
  operations                                    1.48         2.02         4.08          .70         1.95

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.26)        (.24)        (.24)        (.31)        (.28)
Distributions from net realized gains          (1.65)       (2.07)       (1.80)       (1.48)        (.02)
Total dividends and distributions              (1.91)       (2.31)       (2.04)       (1.79)        (.30)
Net asset value, end of year                  $15.11       $15.54       $15.83       $13.79       $14.88

TOTAL RETURN
Total investment return based on net
  asset value (b)                              10.56%       14.13%       32.34%        4.45%       15.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $136,384      $47,728      $24,192      $18,393      $15,080
Ratio of expenses to average net assets         1.97%(c)     2.06%(c)     2.25%(c)     2.16%        2.11%
Ratio of net investment income to
  average net assets                            1.56%        1.34%        1.32%        1.61%        2.30%
Portfolio turnover rate                          105%         145%         207%         227%         179%


See footnote summary on page 25.

23


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $15.57       $15.86       $13.81       $14.89       $13.24

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .24(a)       .21(a)       .20(a)       .26          .30
Net realized and unrealized gain on
  investment transactions                       1.25         1.81         3.89          .45         1.65
Net increase in net asset value from
  operations                                    1.49         2.02         4.09          .71         1.95

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.26)        (.24)        (.24)        (.31)        (.28)
Distributions from net realized gains          (1.65)       (2.07)       (1.80)       (1.48)        (.02)
Total dividends and distributions              (1.91)       (2.31)       (2.04)       (1.79)        (.30)
Net asset value, end of year                  $15.15       $15.57       $15.86       $13.81       $14.89

TOTAL RETURN
Total investment return based on net
  asset value (b)                              10.60%       14.09%       32.37%        4.52%       15.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $63,517      $10,855       $5,510       $6,096       $5,108
Ratio of expenses to average net assets         1.96%(c)     2.05%(c)     2.23%(c)     2.15%        2.09%
Ratio of net investment income to
  average net assets                            1.57%        1.36%        1.37%        1.63%        2.32%
Portfolio turnover rate                          105%         145%         207%         227%         179%


See footnote summary on page 25.

24

                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                       ADVISOR CLASS
                                            ------------------------------------
                                                                      OCTOBER 2,
                                                                       1996(D)
                                               YEAR ENDED JULY 31,        TO
                                               ------------------       JULY 31,
                                                1999         1998         1997
                                            -----------  -----------  ----------
Net asset value, beginning of period        $15.98       $16.17       $14.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .39          .37          .23
Net realized and unrealized gain on
  investment transactions                     1.29         1.87         3.22
Net increase in net asset value from
  operations                                  1.68         2.24         3.45

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.37)        (.36)        (.27)
Distributions from net realized gains        (1.65)       (2.07)       (1.80)
Total dividends and distributions            (2.02)       (2.43)       (2.07)
Net asset value, end of period              $15.64       $15.98       $16.17

TOTAL RETURN
Total investment return based on net
  asset value (b)                            11.71%       15.32%       25.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $2,627       $2,079       $1,565
Ratio of expenses to average net assets (c     .97%        1.06%        1.30%(e)
Ratio of net investment income to
  average net assets                          2.56%        2.33%        2.15%(e)
Portfolio turnover rate                        105%         145%         207%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                              YEAR ENDED JULY 31,
                           ------------------------
                           1999      1998      1997
                           ----      ----      ----
     Class A               1.21%     1.29%     1.46%
     Class B               1.96%     2.05%     2.24%
     Class C               1.94%     2.04%     2.22%
     Advisor Class          .96%     1.05%     1.29%

(d)  Commencement of distribution.

(e)  Annualized.


25


REPORT OF INDEPENDENT ACCOUNTANTS                      ALLIANCE BALANCED SHARES
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE BALANCED SHARES, INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Balanced Shares, Inc. (the "Fund") at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
September 24, 1999


TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $9,822,733 of long term capital gain distributions during the fiscal year ended July 31, 1999.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIVwhich will be sent to you separately in January 2000.


26


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
BRUCE W. CALVERT, EXECUTIVE VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL C. RISSMAN, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
CORINNE MOLOF HILL, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036


(1)  Member of the Audit Committee.


27


ALLIANCE BALANCED SHARES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

BALAR799